Fees Summary	Aug. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,400,000.00
Previously Paid Amount	0
Total Fee Amount	4,501.14
Total Offset Amount	0
Net Fee	$ 4,501.14